UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported):
October 21, 2010

GERMAN AMERICAN BANCORP, INC.
(Exact Name of Registrant as Specified in Its Charter)

Indiana
(State or Other Jurisdiction of Incorporation)

001-15877	35-1547518
(Commission File Number)	(IRS Employer Identification No.)

711 Main Street Box 810 Jasper, Indiana	47546
(Address of Principal Executive Offices)	(Zip Code)

(812) 482-1314
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

As previously announced, German American Bancorp, Inc., an Indiana corporation (“German American”) and American Community Bancorp, Inc., an Indiana corporation (“American Community”), entered into an Agreement and Plan of Reorganization dated October 4, 2010 (“merger agreement”) pursuant to which American Community agreed to merge with and into German American (the “merger”). The merger agreement provides that American Community’s wholly-owned banking subsidiary, Bank of Evansville, will be merged with and into German American’s wholly-owned banking subsidiary, German American Bancorp, immediately following the merger.

American Community, through its wholly owned subsidiary, Bank of Evansville, provides a full range of commercial and consumer banking services in the Evansville, Indiana, area, from three banking offices located on the east, west and north sides of the city.  At June 30, 2010, American Community reported total assets of approximately $312 million, total loans of approximately $246 million, and total deposits of approximately $269 million.

German American beneficially owns 199,939 shares of American Community’s outstanding common stock, which represents approximately 9.2% of American Community’s presently outstanding common stock.

Under the terms of the merger agreement, American Community common shareholders (other than German American in respect of its American Community shares) will (assuming that the merger transaction is completed in accordance with the terms and conditions of the Agreement) receive 0.725 shares of German American common stock for each of their shares of American Community common stock in a tax free exchange, plus a cash payment of $2.00 per American Community share.

German American filed, on October 21, 2010, a Registration Statement on Form S-4 with the Securities and Exchange Commission (File No. 333-170068) that includes a preliminary proxy statement of American Community (which also constitutes a preliminary prospectus of German American) and other relevant documents concerning the proposed merger.  SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS REGARDING THE PROPOSED TRANSACTION BECAUSE IT CONTAINS IMPORTANT INFORMATION.  You are able to obtain a copy of the current preliminary version of the proxy statement/prospectus, as well as future revised versions of the preliminary proxy statement/prospectus and the final proxy statement/prospectus, and other filings containing information about German American, without charge, at the Securities and Exchange Commission’s website (http://www.sec.gov).  Copies of each version of the proxy statement/prospectus and the filings with the Securities and Exchange Commission that are or will be incorporated by reference in the proxy statement/prospectus can also be obtained, without charge, by directing a request to Terri A. Eckerle, Shareholder Relations, German American Bancorp, Inc., 711 Main Street, Box 810, Jasper, Indiana 47546, telephone 812-482-1314 or John Schenk, Chief Financial Officer, American Community Bancorp, Inc., 4424 Vogel Road, Evansville, Indiana, 47715, telephone 812-962-2265.

The preliminary proxy statement/prospectus included in the above-described Registration Statement (the “Registration Statement”) includes unaudited pro forma condensed combined financial statements and other unaudited pro forma information (which statements and other information we refer to in this report collectively as the “Pro Forma Information”).  The Pro Forma Information presents data reflecting the results of operations and financial condition of German American and American Community, both historical and pro forma (as if they had been combined together on the terms of the merger agreement as of certain earlier dates).  As stated by the narrative introduction in the preliminary proxy statement/prospectus to the pro forma condensed combined financial statements that are included in the Pro Forma Information, the Pro Forma Information is presented in the proxy statement/prospectus for illustrative purposes only.  Further, such Pro Forma Information reflects certain allocations of purchase price that will be required to be made by German American upon completion of the business combination under the acquisition method of accounting under market, economic and other conditions that then prevail, which allocations are dependent upon certain valuation and other studies that are not yet final, and reflects certain assumed valuations of German American’s common shares that will form the principal part of the purchase price, which is also subject to change before the completion of the merger.  Therefore, the Pro Forma Information reflects preliminary allocations of purchase price (which itself is subject to material change) to acquired assets and assumed liabilities of American Community (which allocations are subject to change), and those changes could be material to the Pro Forma Information and to the future results of operations and financial condition of German American.

Further, the Pro Forma Information has been prepared in accordance with the regulations of the SEC for such types of pro forma financial information, and is not intended to represent, and is not necessarily indicative of, (a) the financial condition or results of operations of future periods or the financial condition or results of operations that actually would have been realized had the entities been a single company during the periods presented or (b) the results that the combined company will experience after the merger is completed.   Among other important issues that may impact the future financial condition or results of operation of the combined company, positively or negatively (and which are not reflected by the adjustments made to present the Pro Forma Financial Information) are:

•  factors of the types described below under “CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS;”

•  any revenue enhancement opportunities and other synergies that German American may anticipate will be of benefit to the combined company;

•  operating efficiencies or other cost savings that may result from combining the two entities and integrating their general operations and administration;

•   costs of integration that the combined company may experience; or

•   any “dissynergies” that could result from the combination.

To provide additional information to investors beyond that which is provided by the Pro Forma Information, German American is providing this Regulation FD disclosure under this Item 7.01 to disclose its current expectations regarding certain additional financial information pertaining to the combination of American Community with German American on a projected (forward-looking) basis that German American has assumed for purposes of constructing its own business and financial models relating to the proposed merger.  German American currently anticipates (although its expectations in these regards may be materially affected by factors of the types described by “CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS”) that German American will likely:

•
incur expenses for one-time merger-related costs of approximately $2.2 million, consisting primarily of lump sum change of control premiums and transition bonus payments, merger-related professional fees, and computer system conversion expenses;

•	record a gain of just under $1.0 million at closing as a result of the absorption of German American's existing 9.2% ownership position in the outstanding common shares of American Community;

•
realize (following a transition period) cost savings on an ongoing annualized basis equal to approximately 30% of American Community's current level of non-interest expenses (approximately half of the annualized projected costs savings are expected to be realized, on average, during the first 12 months following the closing, as the majority of the projected cost savings aren’t expected to be realized during the six months following the closing);

•
record on its balance sheet an additional amount of “core deposit intangible” asset (an intangible asset that represents the fair value to German American of the core deposit relationships that it purchases when it assumes the deposit relationships of another depository institution, like in this merger), which addition attributable to American Community is presently estimated to be approximately $3.4 million, and which additional amount will be amortized on an accelerated basis over ten years from the date of completion of the merger for aggregate amortization expense over that period (after tax) of approximately $2.0 million;

•	record on its balance sheet additional goodwill, which, based on initial projections, German American expects to be in the amount of approximately $8.7 million; and

•
value American Community’s loan portfolio on German American’s balance sheet by recording a total market value adjustment of approximately 4% on the acquired loan, including a credit mark of approximately 3.5%.

On the basis of its modeling, and giving effect to (a) the assumptions briefly summarized above and other assumptions (all of which are forward-looking and subject to risks and uncertainties of the types described below under “CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS”), (b) projected pre-tax net interest income improvements of approximately $0.5 million to $1.0 million annually resulting from projected deposit pricing strategies, and (c) the adjustments reflected in the Pro Forma Information, German American anticipates that its combination with American Community will be:

•
slightly accretive (ignoring the one-time expenses for merger-related costs and the one-time gain on German American’s existing ownership position in American Community) to German American’s earnings per share during the 12 months following completion of the transaction, and

•	accretive to German American’s earnings per share by approximately $0.10 to $0.12, following the initial 12-month transition period.

These projected earnings improvements do not rely upon any revenue-enhancement strategies other than the projected increased net interest income resulting from the deposit pricing strategies referred to above.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

Certain statements contained in this report constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  You can identify forward-looking statements by words such as “may,” “hope,” “will,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “predict,” “potential,” “continue,” “could,” “future” or the negative of those terms or other words of similar meaning.  You should read statements that contain these words carefully because they discuss German American’s future expectations or state other “forward-looking” information.  These forward-looking statements include, but are not limited to, statements relating to:

•	the anticipated consummation of the merger transaction and the expected effects of the transaction;

•
the anticipated results of applying the acquisition method of accounting to the merger, including the anticipated valuation of the purchase price to be paid (principally in the form of German American common shares) for American Community, and the anticipated valuations for the assets and liabilities to be purchased or assumed by German American in the merger transaction, including the loans and other identifiable assets (including identifiable intangible assets) and the goodwill that may result from such merger transaction for German American;

•	the amounts of anticipated one-time charges and gains that may be recorded by German American as a result of the merger; and

•
the amounts by which the net income per share of German American may increase due to the combination with American Community in future periods and related cost-savings steps taken by German American, if the assumptions upon which German American’s modeling of the merger prove to be substantially accurate.

Forward-looking statements encompass any estimate, prediction, expectation, projection, opinion, anticipation, outlook or statement of belief included therein as well as management’s assumptions underlying these forward-looking statements.   Should any such underlying assumptions prove to be significantly different than expected, German American’s actual performance, financial condition, and experiences (including the actual results relating to or resulting from the merger with American Community, including but not limited to that merger’s anticipated accretive effect on German American’s earnings per share) may vary (which variance may be material and adverse) from those anticipated, estimated, projected or expected.

You should be aware that the occurrence of the events or circumstances described under the caption “Risk Factors” in German American’s filings with the Securities and Exchange Commission (see, for example, the disclosures under that caption in the proxy statement/prospectus included in the Registration Statement identified above, and the disclosures in Item 1A of German American’s annual report on Form 10-K for its year ended December 31, 2009 and in the quarterly reports for subsequent periods) could have an adverse effect on German American’s business, results of operations and financial condition, regardless of whether it completes its proposed transaction with American Community.

In addition, German American is subject to risks that relate specifically to the proposed transaction with American Community that could cause its actual results to differ materially from current expectations of management, including, but not limited to, the risks that:

•
German American might not succeed in obtaining the required regulatory approvals (or burdensome conditions might be imposed on German American by the regulatory agencies as a condition of such approvals), or American Community’s shareholders might not approve the merger, or other conditions specified by the merger agreement might not be satisfied, any of which would result in the transaction not being completed;

•
American Community's operations may not be integrated successfully into German American's operations or such integration may be more difficult, time-consuming or costly than expected, including possible disruption of employee or customer relationships that could result in decreased revenues if such disruption results in loss of customers;

•	the expected cost savings from the transaction may not be fully realized or realized within the expected timeframe;

•
the projected net interest income improvement might not be realized, in part or in whole, due to possible market factors that could dictate that German American delay or alter projected deposit pricing strategies;

•
the relative proportions of the consideration actually paid by German American in the merger transaction (that is, the amount of cash paid as compared to the amount of German American stock issued) may vary from the relative proportions assumed for modeling purposes, due to the potential for exercises of dilutive options or warrants to purchase American Community shares prior to the completion of the merger and the potential for shareholders of American Community to exercise statutory dissenters rights, resulting in possible material  changes (including possible material adverse changes) in German American’s actual future results of operations compared to those projected by it under its models; and

•
the final valuations for accounting purposes under the acquisition method of accounting may differ materially from the preliminary valuations assumed by management’s models, and such valuation differences may result in material  changes (including possible material adverse changes) in German American’s actual future results of operations compared to those projected by it under its models, due to differences in valuations of items such as (but not limited to):

▪
the shares of German American to be issued in the merger (since the market value of German American’s shares based on NASDAQ market data may  vary at the time of completion of the merger from the recent market values of German American’s shares that prevailed at the time that the models were constructed), and/or

▪
American Community’s loans, core deposit customer relationships, and other identifiable assets acquired by (or of American Community’s liabilities assumed by) German American in the merger, all of which may vary on account of multiple factors at the time of closing compared to the preliminary valuation estimates upon which the models were based.

Although we believe that the expectations reflected in our forward-looking statements are reasonable, we can give no assurance that such expectations will prove to be correct. Except as required by law, we undertake no obligation to update or revise any of this information, whether as the result of new information, future events or developments or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

GERMAN AMERICAN BANCORP, INC.

Date: October 22, 2010	By:	/s/ Mark A. Schroeder
Mark A. Schroeder, Chairman and CEO